SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 24, 2004

UNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

New Jersey	1-12431	22-3282551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

64 OLD HIGHWAY 22, CLINTON, NEW JERSEY		08809
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (908) 730-7630

Item 5. Other Events and Regulation FD Disclosure

The Registrant issued a press release on June 28, 2004 announcing the election of Wayne Courtright as a Board Member, the full text of which, filed as Exhibit 99.1 with this Current Report on Form 8-K, is hereby incorporated by reference in response to this Item.

Name, age and Position with Company	Principal Occupation During the Past five Years
Wayne Courtright, 56 Director

EVP and Chief Credit Officer, Enterprise Bank from 2002 to 2004 EVP and Senior Lending Officer, Community Bank of New Jersey from 1997 to 1999
1st Senior Vice President, Garden State Bank from 1993 to 1996

Item 7. Financial Statements and Exhibits

The following exhibit is filed with this Current Report on Form 8-K.

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated June 28, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BANCORP, INC.
(Registrant)

Dated: July 6, 2004	By: /s/ ALAN J. BEDNER
EVP and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press Release dated June 28, 2004.